UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06088

Salomon Brothers Institutional Series Funds Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place,4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 725-6666

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2006

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Salomon Brothers Institutional Series Funds Inc

•  High Yield Bond Fund

• Emerging Markets Debt Fund

ANNUAL REPORT

FEBRUARY 28, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers
Institutional Series Funds Inc

Annual Report • February 28, 2006

What’s Inside

Letter from the Chairman	I

Salomon Brothers Institutional Series Funds Inc

High Yield Bond Fund

Manager’s Overview	1

Fund at a Glance	5

Historical and Fund Performance	6

Emerging Markets Debt Fund

Manager’s Overview	7

Fund at a Glance	11

Historical and Fund Performance	12

Fund Expenses	13

Schedules of Investments	15

Statements of Assets and Liabilities	35

Statements of Operations	36

Statements of Changes in Net Assets	37

Financial Highlights	39

Notes to Financial Statements	41

Report of Independent Registered Public Accounting Firm	51

Board Approval of Management Agreement	52

Additional Information	55

Additional Shareholder Information	59

Important Tax Information	60

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the fiscal year. After a 3.3% advance in the second quarter of 2005, gross domestic product (“GDP”)(i) growth was 4.1% in the third quarter. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)(ii) continued to raise interest rates throughout the period. After raising rates six times from June 2004 through February 2005, the Fed increased its target for the federal funds rate(iii) in 0.25% increments eight additional times over the fiscal year. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the Fund’s reporting period ended, at its March meeting, the Fed raised the federal funds rate by an additional 0.25% to 4.75%.

As expected, both short- and long-term yields rose over the reporting period. During the 12 months ended February 28, 2006, two-year Treasury yields increased from 3.59% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.38% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of

Salomon Brothers Institutional Series Funds Inc I

strong foreign demand for longer-term bonds. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index(iv), returned 2.74%.

The high yield market generated a modest gain during the reporting period. While corporate balance sheets continued to strengthen and corporate profits were generally strong, these positive developments took a back seat to the highly publicized downgrades of General Motors Corporation and Ford Motor Company. During the 12-month period ended February 28, 2006, the Citigroup High Yield Market Index(v) returned 2.79%.

Emerging markets debt continued to produce strong results over the fiscal year, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)(vi) returned 13.08%. Improving domestic spending and high energy and commodity prices supported many emerging market countries. In addition, many emerging market counties have strengthened their balance sheets in recent years. This more than offset the potential negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ then existing investment management contracts to terminate. The Funds’ shareholders previously approved new investment management contracts between the Funds and the Manager, which became effective on December 1, 2005.

II Salomon Brothers Institutional Series Funds Inc

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Boards of Directors of the Funds that Western Asset be appointed as the advisor or sub-advisor to the Funds, subject to applicable regulatory requirements.

For the Salomon Brothers Institutional Emerging Markets Debt Fund, the portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Matthew C. Duda is expected to assume portfolio management responsibilities for the Fund on or about March 31, 2006. Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duda have been employed by Western Asset for more than five years.

For the Salomon Brothers Institutional High Yield Bond Fund, the portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds is expected to assume portfolio management responsibilities for the Fund on or about March 31, 2006. Mr. Leech, Mr. Walsh, Mr. Settel and Mr. Edmonds have been employed by Western Asset for more than five years. Prior to joining Western Asset in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

The Board is working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Funds and their shareholders.

Salomon Brothers Institutional Series Funds Inc III

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 30, 2006

IV Salomon Brothers Institutional Series Funds Inc

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iv)

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(v)	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

(vi)

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Salomon Brothers Institutional Series Funds Inc V

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Manager’s Overview

Salomon Brothers Institutional Series Funds Inc

High Yield Bond Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. The high yield market returned 2.79% for the 12 months ending February 28, 2006, as represented by the Citigroup High Yield Market Index(i). High yield market returns were muted and somewhat volatile during the 12-month period, as rising oil prices, weak equity markets and hawkish comments from the Fed regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors Corporation (“GM”) and Ford Motor Company (“Ford”), causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

Markets retraced early period losses and even gained some traction by August as technicals strengthened and economic news turned generally positive. S&P and Fitch’s long-anticipated downgrades of Ford and GM to non-investment grade in early May improved the market’s tone, as the rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds.

However, markets again turned down in the last few months of 2005 as auto sector volatility and inflation picked up, energy prices continued to rise and fears of an economic slowdown hit the markets in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its 12th consecutive rate hike (8 times in 2005) to 4.25% at the December Federal Open Market Committee (“FOMC”) meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. While high yield fundamentals remained generally positive, market technicals weakened throughout the period as the market entered redemption mode in light of the rising rate environment. For the year ending December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Mutual fund outflows continued through the first two months of 2006, but a pickup in demand from yield-starved, primarily institutional, investors kept markets steady amid record January new issuance, yet another Fed rate hike (to 4.50% at the January FOMC meeting) and the now perennial negative auto sector headlines. The Fed increased the federal funds rate by an additional 0.25% at its March meeting, bringing the rate to 4.75% after the reporting period had ended.

Spreads widened 34 basis points during the period to close at 340 basis points over U.S. Treasuries. Based on the 8.03% yield(ii) of the Citigroup High Market Yield Index as

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 1

of February 28, 2006, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.(iii) However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Performance Review

For the 12 months ended February 28, 2006, the Salomon Brothers Institutional Series Funds Inc- High Yield Bond Fund returned 3.68%. The Fund’s unmanaged benchmark, the Citigroup High Yield Market Index returned 2.79% for the same period. The Lipper High Current Yield Funds Category Average(1) increased 3.46% over the same time frame.

Performance Snapshot as of February 28, 2006 (unaudited)

	6 Months	12 Months
High Yield Bond Fund	2.26%	3.68%
Citigroup High Yield Market Index	1.45%	2.79%
Lipper High Current Yield Funds Category Average	2.26%	3.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at http://investorservices.leggmason.com/pub/pageserv/institutional

The 30-Day SEC Yield for High Yield Bond Fund was 7.45%. Current fee waivers are voluntary, and may be reduced or terminated at any time. Absent these waivers, the 30-Day SEC Yield would have been 7.32%.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 28, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 448 funds for the six-month period and among the 429 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

(1)

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 429 funds in the Fund’s Lipper category and excluding sales charges.

2 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Q.      What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Over the 12 months ended February 28, 2006, the Fund benefited from positive attribution on both a sector and security level. Specifically, the Fund benefited from its underweight exposure to automotive and airlines, overweight to towers and strongly positive security selection in towers, utilities and CCC-rated and below securities.

What were the leading detractors from performance?

A. Our underweight to telecommunications and security selection in automotive detracted from Fund performance during the annual period.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we added to our positions in the automotive, cable & other media, healthcare, publishing/printing and technology/electronics sectors and decreased our exposure to containers/packaging, retail, telecommunications and power. We also decreased our exposure to CCC-rated securities during the 12-month period in favor of higher-quality debt.

Thank you for your investment in the Salomon Brothers Institutional Series Funds Inc- High Yield Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Beth A. Semmel, CFA	Peter J. Wilby, CFA
Executive Vice President	Executive Vice President

March 30, 2006

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in solely higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

(ii)	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

(iii)	Yields are subject to change and will fluctuate.

4 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Fund at a Glance (unaudited)

High Yield Bond Fund

Investment Breakdown

As a Percent of Total Investments

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 5

Historical Performance (unaudited)

High Yield Bond Fund

Comparison of a $10,000 investment in the High Yield Bond Fund to the Citigroup High Yield Market Index†

Hypothetical illustration of $10,000 invested in the Fund on May 15, 1996 (commencement of operations). It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2006. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. The Indexes is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Total Returns for the Period Ended February 28, 2006† (unaudited)

	Twelve Months	Three Year	Five Year	Since 5/15/96‡
Average Annual	3.68%	12.38%	9.88%	7.06%
Cumulative 5/15/96‡ through 2/28/06				94.97%

†      Assumes reinvestment of all distribution, including return of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

‡      Commencement of operations.

6 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Manager’s Overview

Salomon Brothers Institutional Series Funds Inc

Emerging Markets Debt Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. Emerging markets debt returned 13.08% for the 12 months ending February 28, 2006, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)(i). Strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight “measured” increases in the federal funds rate(ii) throughout 2005 and credit contagion from the auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

Emerging debt trended positive during the first two months of calendar year 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Federal Reserve Board (“Fed”)(iii) and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Markets remained under pressure in early April as the highly visible troubles in the Auto sector led to increased volatility in all credit markets.

Nevertheless, markets stabilized by mid-April and followed a generally upward trajectory through the remainder of the fiscal period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. October was the only negative month of performance in the second half of the fiscal year. Emerging debt declined as investors turned cautious over inflation and growth concerns and the negative tone in U.S. equity markets. Despite the weakness in October, strong technicals served as the primary driver of emerging markets performance through the second half of the fiscal year. Significant strategic inflows into the asset class combined with limited new bond issuance created a very positive technical picture for the market.

Spreads tightened 146 basis points during the period, closing at 187 basis points over U.S. Treasuries. (Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.)

Performance Review

For the 12 months ended February 28, 2006, the Salomon Brothers Institutional Series Funds Inc- Emerging Markets Debt Fund returned 14.95%. The Fund’s unmanaged benchmark, the EMBI Global Index returned 13.08% for the same period. The Lipper Emerging Markets Debt Funds Category Average(1) increased 14.46% over the same time frame.

(1)   Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 48 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 7

Performance Snapshot as of February 28, 2006 (unaudited)

	6 Months	12 Months
Emerging Markets Debt Fund	7.44%	14.95%
JPMorgan Emerging Markets Bond Index Global	7.17%	13.08%
Lipper Emerging Market Debt Funds Category Average	8.21%	14.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at http://investorservices.leggmason.com/pub/pageserv/institutional

The 30-Day SEC Yield for Emerging Markets Debt Fund was 5.38%. Current fee waivers are voluntary, and may be reduced or terminated at any time. Absent these waivers, the 30-Day SEC Yield would have been 5.20%

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 28, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 48 funds for the six-month period and among the 48 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

8 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Q.  What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. While our overall country selection positively contributed during the 12-month period ending February 28, 2006, strong security selection, particularly in Argentina, Colombia, Russia, Turkey, Ecuador, Mexico and Venezuela, was the primary contributor to Fund performance during the period.

What were the leading detractors from performance?

A. Both our strategic underweight to Venezuela, our country overweights to Mexico and Ecuador and our security selection in Brazil detracted from performance relative to the unmanaged benchmark during the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. In expectation of increased volatility in 2006, we reduced overall risk exposure during the fiscal period, allocating assets away from higher beta countries like Brazil, Russia and Ecuador and increasing exposure to more stable, investment grade credits such as Mexico. We also increased exposure to Peru and Turkey as valuations became more attractive. Finally, we initiated positions in China and Poland during the fiscal period.

Thank you for your investment in the Salomon Brothers Institutional Series Funds Inc- Emerging Markets Debt Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

James E. Craige, CFA	Peter J. Wilby, CFA
Executive Vice President	Executive Vice President

March 30, 2006

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 9

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in solely higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

(ii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

10 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Fund at a Glance (unaudited)

Emerging Markets Debt Fund

Investment Breakdown

As a Percent of Total Investments

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 11

Historical Performance (unaudited)

Emerging Markets Debt Fund

Comparison of a $10,000 Investment in the Emerging Markets Debt Fund to the JPMorgan Emerging Markets Bond Index Plus† and JPMorgan Emerging Markets Bond Index Global

Hypothetical illustration of $10,000 invested in the Fund on October 17, 1996 (commencement of operations). It also assumes reinvestment of all distributions, including returns on capital, if any, at net asset value through February 28, 2006. The Indexes are not subject to the same management and trading expenses as a mutual fund. The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar restructured bonds traded in emerging markets. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’lvoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela. Please note that an investor cannot invest directly in an Index.

It is the opinion of management that the JPMorgan Emerging Markets Bond Index Global more accurately reflects the current composition of the Fund than the JPMorgan Emerging Markets Bond Index Plus. In future reports, the JPMorgan Emerging Markets Bond Index Global will be used as the basis of comparison of total returns for all periods shown.

Total Returns for the Period Ended February 28, 2006† (unaudited)

	Twelve Months	Three Year	Five Year	Since 10/17/96‡
Average Annual	14.95%	18.16%	16.19%	13.61%
Cumulative 10/17/96‡ through 2/28/06				230.53%

†      Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

‡      Commencement of operations.

12 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2005 and held for the six months ended February 28, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
High Yield Bond Fund	2.26%	$1,000.00	$1,022.60	0.55%	$2.76

Emerging Markets Debt Fund	7.44	1,000.00	1,074.40	0.75	3.86

(1)   For the six months ended February 28, 2006.

(2)   Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(3)   Expenses (net of voluntary fee waivers) are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 13

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
High Yield Bond Fund	5.00%	$1,000.00	$1,022.07	0.55%	$2.76

Emerging Markets Debt Fund	5.00	1,000.00	1,021.08	0.75	3.76

(1)   For the six months ended February 28, 2006.

(2)   Expenses (net of voluntary fee waivers) are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

14 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Schedules of Investments (February 28, 2006)

HIGH YIELD BOND FUND

Face Amount	Security	Value
CORPORATE BONDS & NOTES — 88.5%

Aerospace & Defense — 2.9%
$490,000	Alliant Techsystems Inc., Senior Subordinated Notes, 8.500% due 5/15/11	$515,113
900,000	Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11	958,500
725,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	726,812
	L-3 Communications Corp., Senior Subordinated Notes:
880,000	7.625% due 6/15/12	926,200
75,000	6.125% due 7/15/13	74,250
850,000	6.375% due 10/15/15	852,125
1,525,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	1,650,812
	Total Aerospace & Defense	5,703,812

Airlines — 0.0%
64,875	Continental Airlines Inc., Pass-Through Certificates, Series 1998-I, Class C, 6.541% due 9/15/08	61,039

Auto Components — 0.7%
650,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	570,375
525,000	Tenneco Automotive Inc., Senior Subordinated Notes, 8.625% due 11/15/14	525,000
268,000	TRW Automotive Inc., Senior Notes, 9.375% due 2/15/13	292,120
	Total Auto Components	1,387,495

Automobiles — 3.3%
	Ford Motor Co.:
	Debentures:
200,000	6.625% due 10/1/28	135,000
200,000	8.900% due 1/15/32	155,000
5,375,000	Notes, 7.450% due 7/16/31	3,843,125
	General Motors Corp., Senior Debentures:
450,000	8.250% due 7/15/23	311,625
2,775,000	8.375% due 7/15/33	1,970,250
	Total Automobiles	6,415,000

Building Products — 0.9%
700,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	700,000
425,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	426,063
735,000	Ply Gem Industries Inc., Senior Subordinated Notes, 9.000% due 2/15/12	665,175
	Total Building Products	1,791,238

Capital Markets — 0.3%
578,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	649,528

Chemicals — 5.0%
	Airgas Inc.:
500,000	Medium-Term Notes, 7.750% due 9/15/06	506,875
400,000	Senior Subordinated Notes, 9.125% due 10/1/11	426,500
525,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	573,563
325,000	Ethyl Corp., Senior Notes, 8.875% due 5/1/10	341,250

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 15

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Chemicals — 5.0% (continued)
$396,000	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09	$407,880
550,000	Innophos Inc., Senior Subordinated Notes, 8.875% due 8/15/14 (a)	569,250
300,000	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	333,000
400,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	443,000
675,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	696,937
825,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	868,312
1,400,000	NOVA Chemicals Corp., Senior Notes, 6.500% due 1/15/12	1,354,500
675,000	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	678,375
950,000	PQ Corp., Senior Subordinated Notes, 7.500% due 2/15/13 (a)	916,750
525,000	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10	564,375
350,000	Resolution Performance Products LLC/RPP Capital Corp., Senior Secured Notes, 9.500% due 4/15/10	364,000
	Rhodia SA:
300,000	Senior Notes, 7.625% due 6/1/10	306,750
333,000	Senior Subordinated Notes, 8.875% due 6/1/11	347,153
	Total Chemicals	9,698,470

Commercial Services & Supplies — 2.6%
475,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	448,875
	Allied Waste North America Inc.: Senior Notes:
1,050,000	7.250% due 3/15/15	1,071,000
683,000	Series B, 9.250% due 9/1/12	744,470
225,000	Senior Secured Notes, Series B, 7.375% due 4/15/14	222,188
325,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	346,937
300,000	Buhrmann US Inc., Senior Subordinated Notes, 7.875% due 3/1/15	300,750
450,000	Cardtronics Inc., Senior Subordinated Notes, 9.250% due 8/15/13 (a)	450,000
	Cenveo Corp.:
275,000	Senior Notes, 9.625% due 3/15/12	297,000
225,000	Senior Subordinated Notes, 7.875% due 12/1/13	223,875
	Corrections Corporation of America:
575,000	Senior Notes, 6.750% due 1/31/14	587,937
350,000	Senior Subordinated Notes, 6.250% due 3/15/13	349,125
500,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (b)(c)	2,500
	Total Commercial Services & Supplies	5,044,657

Communications Equipment — 0.9%
2,150,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	1,824,813

Computers & Peripherals — 0.4%
525,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	548,625
275,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	293,906
	Total Computers & Peripherals	842,531

Construction Materials — 0.2%
425,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.034% due 3/1/14	299,625

See Notes to Financial Statements.

16 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Containers & Packaging — 2.9%
$550,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	$600,875
	Graphic Packaging International Corp.:
90,000	Senior Notes, 8.500% due 8/15/11	90,900
800,000	Senior Subordinated Notes, 9.500% due 8/15/13	764,000
262,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	257,415
420,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	442,050
	Owens-Brockway Glass Container Inc.:
725,000	Senior Notes, 6.750% due 12/1/14	714,125
575,000	Senior Secured Notes, 8.750% due 11/15/12	621,000
145,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (c)	134,125
400,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	306,000
	Smurfit-Stone Container Enterprises Inc., Senior Notes:
645,000	9.750% due 2/1/11	663,544
400,000	8.375% due 7/1/12	394,000
125,000	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	116,562
550,000	Tekni-Plex Inc., Senior Secured Notes, 8.750% due 11/15/13 (a)	507,375
	Total Containers & Packaging	5,611,971

Diversified Financial Services — 5.9%
713,000	Alamosa Delaware Inc., Senior Discount Notes, step bond to yield 15.082% due 7/31/09	775,387
650,000	Atlantic Broadband Finance LLC, Senior Subordinated Notes, 9.375% due 1/15/14	607,750
425,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	425,000
	Ford Motor Credit Co., Notes:
2,975,000	6.625% due 6/16/08	2,771,141
575,000	7.875% due 6/15/10	532,267
3,875,000	General Motors Acceptance Corp., Notes, 8.000% due 11/1/31	3,547,872
390,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	420,713
325,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.000% due 7/15/14	335,969
475,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	479,750
675,000	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	649,687
525,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.742% due 10/1/15	391,125
500,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	523,750
	Total Diversified Financial Services	11,460,411

Diversified Telecommunication Services — 2.9%
	Insight Midwest LP/Insight Capital Inc., Senior Notes:
325,000	9.750% due 10/1/09	336,375
225,000	10.500% due 11/1/10	238,219
750,000	IntelSat, Ltd., Senior Discount Notes, step bond to yield 9.189% due 2/1/15 (a)	517,500
225,000	IntelSat Bermuda Ltd., Senior Notes, 9.609% due 1/15/12 (a)(d)	230,625
150,000	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	153,750
250,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	265,000

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 17

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Diversified Telecommunication Services — 2.9% (continued)
	Qwest Communications International Inc., Senior Notes:
$95,000	7.500% due 2/15/14	$98,087
540,000	Series B, 7.500% due 2/15/14	557,550
	Qwest Corp.: Debentures:
190,000	7.500% due 6/15/23	193,800
1,875,000	6.875% due 9/15/33	1,809,375
1,050,000	Notes, 8.875% due 3/15/12	1,181,250
	Total Diversified Telecommunication Services	5,581,531

Electric Utilities — 1.5%
375,000	Allegheny Energy Supply Co. LLC, Senior Notes, 8.250% due 4/15/12 (a)	413,906
	Edison Mission Energy, Senior Notes:
275,000	10.000% due 8/15/08	301,125
500,000	7.730% due 6/15/09	518,750
425,000	9.875% due 4/15/11	491,938
	Reliant Energy Inc., Senior Secured Notes:
500,000	9.250% due 7/15/10	510,625
650,000	9.500% due 7/15/13	666,250
	Total Electric Utilities	2,902,594

Electronic Equipment & Instruments — 0.3%
200,000	Kinetek Inc., Senior Notes, Series D, 10.750% due 11/15/06	196,500
	Muzak LLC/Muzak Finance Corp.:
175,000	Senior Notes, 10.000% due 2/15/09	153,344
475,000	Senior Subordinated Notes, 9.875% due 3/15/09	280,250
	Total Electronic Equipment & Instruments	630,094

Energy Equipment & Services — 0.8%
132,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)	137,940
200,000	Grant Prideco Inc., Senior Notes, 6.125% due 8/15/15 (a)	202,500
	Hanover Compressor Co.:
475,000	Senior Notes, 9.000% due 6/1/14	520,125
475,000	Subordinated Notes, zero coupon bond to yield 10.348% due 3/31/07	439,375
175,000	Universal Compression Inc., Senior Notes, 7.250% due 5/15/10	182,000
	Total Energy Equipment & Services	1,481,940

Food & Staples Retailing — 0.8%
	Jean Coutu Group (PJC) Inc.:
575,000	Senior Notes, 7.625% due 8/1/12	577,875
275,000	Senior Subordinated Notes, 8.500% due 8/1/14	264,000
	Rite Aid Corp.:
150,000	Notes, 7.125% due 1/15/07	151,875
425,000	Senior Secured Notes, 7.500% due 1/15/15	411,719
75,000	Senior Secured Second Lien Notes, 8.125% due 5/1/10	76,875
	Total Food & Staples Retailing	1,482,344

See Notes to Financial Statements.

18 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Food Products — 1.2%
$246,341	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-1, Step bond to yield, 7.418% due 1/2/20	$263,739
	Doane Pet Care Co.:
375,000	Senior Notes, 10.750% due 3/1/10	405,469
50,000	Senior Subordinated Notes, 10.625% due 11/15/15 (a)	53,125
	Dole Food Co. Inc.:
750,000	Debentures, 8.750% due 7/15/13	753,750
	Senior Notes:
175,000	7.250% due 6/15/10	169,312
32,000	8.875% due 3/15/11	32,440
750,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	738,750
	Total Food Products	2,416,585

Health Care Equipment & Supplies — 0.7%
875,000	Accellent Inc., Senior Subordinated Notes, 10.500% due 12/1/13 (a)	923,125
325,000	Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12	344,500
	Total Health Care Equipment & Supplies	1,267,625

Health Care Providers & Services — 3.8%
650,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	689,000
465,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	462,675
	DaVita Inc.:
380,000	Senior Notes, 6.625% due 3/15/13	387,600
520,000	Senior Subordinated Notes, 7.250% due 3/15/15	533,000
680,000	Extendicare Health Services Inc., Senior Subordinated Notes, 9.500% due 7/1/10	721,650
	HCA Inc.:
	Debentures:
40,000	6.250% due 2/15/13	39,806
100,000	7.190% due 11/15/15	104,178
325,000	Notes, 6.375% due 1/15/15	326,115
875,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	892,500
475,000	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	486,875
350,000	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13	395,063
	Tenet Healthcare Corp., Senior Notes:
700,000	7.375% due 2/1/13	645,750
550,000	9.875% due 7/1/14	562,375
320,000	6.875% due 11/15/31	262,400
925,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	937,719
	Total Health Care Providers & Services	7,446,706

Hotels, Restaurants & Leisure — 8.2%
500,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	515,000
	Boyd Gaming Corp., Senior Subordinated Notes:
550,000	7.750% due 12/15/12	578,187
600,000	6.750% due 4/15/14	601,500

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 19

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Hotels, Restaurants & Leisure — 8.2% (continued)
	Caesars Entertainment Inc., Senior Subordinated Notes:
$125,000	9.375% due 2/15/07	$129,844
225,000	8.875% due 9/15/08	243,281
500,000	8.125% due 5/15/11	551,250
900,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	915,750
650,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)	666,250
425,000	Chumash Casino & Resort Enterprise, Senior Notes, 9.520% due 7/15/10 (a)	450,500
925,000	Cinemark Inc., Senior Discount Notes, step bond to yield 9.035% due 3/15/14	693,750
300,000	Friendly Ice Cream Corp., Senior Notes, 8.375% due 6/15/12	282,000
	Herbst Gaming Inc., Senior Subordinated Notes:
625,000	8.125% due 6/1/12	654,687
250,000	7.000% due 11/15/14	251,250
28,000	HMH Properties Inc., Senior Secured Notes, Series B, 7.875% due 8/1/08	28,315
610,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	647,362
825,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	829,125
750,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	748,125
875,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	853,125
	MGM MIRAGE Inc.:
50,000	Senior Notes, 6.750% due 9/1/12	51,063
1,100,000	Senior Subordinated Notes, 8.375% due 2/1/11	1,185,250
350,000	Mirage Resorts Inc., Debentures, 7.250% due 8/1/17	366,625
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	7.125% due 8/15/14	77,625
350,000	6.875% due 2/15/15	355,688
800,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	808,000
650,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	679,250
450,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	462,375
250,000	Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12	249,688
775,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12 (a)	790,500
	Six Flags Inc., Senior Notes:
225,000	9.750% due 4/15/13	231,188
225,000	9.625% due 6/1/14	229,500
	Station Casinos Inc., Senior Subordinated Notes:
300,000	6.500% due 2/1/14	301,500
625,000	6.875% due 3/1/16	639,062
	Total Hotels, Restaurants & Leisure	16,066,615

Household Durables — 1.3%
60,000	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08	58,500
500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (b)(c)(e)	0
600,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	618,000
300,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	311,625
600,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	630,000
875,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	940,625
	Total Household Durables	2,558,750

See Notes to Financial Statements.

20 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Independent Power Producers & Energy Traders — 4.0%
	AES Corp., Senior Notes:
$125,000	9.500% due 6/1/09	$135,781
1,200,000	9.375% due 9/15/10	1,323,000
350,000	8.875% due 2/15/11	380,625
	Calpine Corp.:
550,000	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(c)	514,250
285,000	Senior Secured Notes, 8.750% due 7/15/13 (a)(c)	266,475
475,000	Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (c)(d)	520,125
	Dynegy Holdings Inc.:
	Second Priority Senior Secured Notes:
750,000	9.875% due 7/15/10 (a)	823,125
300,000	10.125% due 7/15/13 (a)	339,000
	Senior Debentures:
775,000	7.125% due 5/15/18	759,500
225,000	7.625% due 10/15/26	220,500
650,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (a)	670,313
	NRG Energy Inc., Senior Notes:
325,000	7.250% due 2/1/14	333,938
1,525,000	7.375% due 2/1/16	1,574,562
	Total Independent Power Producers & Energy Traders	7,861,194

Industrial Conglomerates — 0.6%
1,075,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	1,166,375

Internet & Catalog Retail — 0.3%
632,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	625,680

IT Services — 1.1%
	Iron Mountain Inc., Senior Subordinated Notes:
225,000	8.625% due 4/1/13	235,687
1,230,000	7.750% due 1/15/15	1,251,525
600,000	Unisys Corp., Senior Notes, 6.875% due 3/15/10	577,500
	Total IT Services	2,064,712

Machinery — 1.4%
600,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)	624,000
575,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	632,500
450,000	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	477,000
	Terex Corp., Senior Subordinated Notes:
175,000	7.375% due 1/15/14	181,125
200,000	9.250% due 7/15/11	214,250
350,000	Series B, 10.375% due 4/1/11	371,000
375,000	Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09	302,812
	Total Machinery	2,802,687

Media — 11.5%
625,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (a)	632,031
125,000	Block Communications Inc., Senior Notes, 8.250% due 12/15/15 (a)	124,375

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 21

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Media — 11.5% (continued)
$873,106	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	$899,299
650,000	CBD Media Holdings LLC, Senior Notes, 9.250% due 7/15/12	665,437
	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Accreting Notes: Step bond to yield:
1,700,000	16.292% due 5/15/14 (a)	892,500
175,000	17.465% due 1/15/15 (a)	81,375
1,214,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)	1,027,347
750,000	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes, 8.750% due 11/15/13 (a)	735,000
625,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (a)	632,813
250,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	258,750
	CSC Holdings Inc.:
275,000	Debentures, Series B, 8.125% due 8/15/09	284,969
65,000	Senior Debentures, 7.625% due 7/15/18	63,619
	Senior Notes:
115,000	7.250% due 7/15/08	117,013
825,000	7.250% due 4/15/12 (a)	802,312
100,000	Series B, 8.125% due 7/15/09	103,625
	Dex Media Inc., Discount Notes:
275,000	step bond to yield 7.856% due 11/15/13	232,375
1,050,000	step bond to yield 8.328% due 11/15/13	887,250
440,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	489,500
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
422,000	8.375% due 3/15/13	454,705
1,300,000	6.375% due 6/15/15	1,301,625
	EchoStar DBS Corp., Senior Notes:
85,000	6.375% due 10/1/11	83,513
1,800,000	6.625% due 10/1/14	1,759,500
25,000	7.125% due 2/1/16 (a)	24,875
128,571	Emmis Communications Corp., Senior Notes, 10.366% due 6/15/12 (d)	129,214
200,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.495% due 10/15/13	167,000
450,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	457,313
575,000	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	623,875
625,000	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Notes, 11.000% due 7/15/13	671,875
	R.H. Donnelley Corp.:
	Senior Discount Notes:
625,000	Series A-1, 6.875% due 1/15/13 (a)	590,625
250,000	Series A-2, 6.875% due 1/15/13 (a)	236,250
1,300,000	Senior Notes, Series A-3, 8.875% due 1/15/16 (a)	1,363,375
100,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	113,000

See Notes to Financial Statements.

22 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Media — 11.5% (continued)
	Radio One Inc., Senior Subordinated Notes:
$325,000	6.375% due 2/15/13	$313,625
600,000	Series B, 8.875% due 7/1/11	633,000
100,000	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	113,625
800,000	Rogers Cable Inc., Senior Second Priority Debentures, 8.750% due 5/1/32	954,000
725,000	Salem Communications Holding Corp., Senior Subordinated Notes, 7.750% due 12/15/10	747,656
820,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	841,525
625,000	Vertis Inc., Senior Secured Second Lien Notes, 9.750% due 4/1/09	650,000
475,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15	472,625
325,000	Yell Finance BV, Senior Discount Notes, step bond to yield 11.143% due 8/1/11	337,594
600,000	Young Broadcasting Inc., Senior Subordinated Notes, 10.000% due 3/1/11	539,250
	Total Media	22,509,235

Metals & Mining — 0.9%
600,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	663,000
110,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 7.500% due 11/15/06	111,100
1,000,000	Novelis Inc., Senior Notes, 7.750% due 2/15/15 (a)	975,000
500,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (b)(c)(e)	0
	Total Metals & Mining	1,749,100

Multiline Retail — 0.6%
900,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	877,500
325,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	343,688
	Total Multiline Retail	1,221,188

Office Electronics — 0.7%
350,000	IKON Office Solutions Inc., Senior Notes, 7.750% due 9/15/15 (a)	355,250
900,000	Xerox Capital Trust I, Exchange Capital Securities, 8.000% due 2/1/27	936,000
	Total Office Electronics	1,291,250

Oil, Gas & Consumable Fuels — 6.8%
825,000	Chaparral Energy Inc., Senior Notes, 8.500% due 12/1/15 (a)	876,562
	Chesapeake Energy Corp., Senior Notes:
825,000	7.500% due 6/15/14	882,750
325,000	7.000% due 8/15/14	338,813
130,000	6.375% due 6/15/15	130,650
450,000	6.250% due 1/15/18	451,688
50,000	6.875% due 11/15/20 (a)	51,625
325,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	352,625
250,000	Costilla Energy Inc., Senior Subordinated Notes, 10.250% due 10/1/06 (b)(c)(e)	0
	El Paso Corp.:
	Medium-Term Notes:
575,000	7.800% due 8/1/31	612,375
575,000	7.750% due 1/15/32	613,812
1,550,000	Notes, 7.875% due 6/15/12	1,650,750

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 23

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Oil, Gas & Consumable Fuels — 6.8% (continued)
$750,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	$768,750
75,000	Forest Oil Corp., Senior Notes, 7.750% due 5/1/14	78,750
	Massey Energy Co., Senior Notes:
450,000	6.625% due 11/15/10	462,375
200,000	6.875% due 12/15/13 (a)	200,500
475,000	Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11	496,375
900,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	918,000
800,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	864,000
555,000	Vintage Petroleum Inc., Senior Subordinated Notes, 7.875% due 5/15/11	579,160
	Whiting Petroleum Corp., Senior Subordinated Notes:
25,000	7.250% due 5/1/12	25,438
400,000	7.250% due 5/1/13	407,000
500,000	7.000% due 2/1/14 (a)	503,750
	Williams Cos. Inc.:
	Notes:
100,000	7.125% due 9/1/11	105,250
575,000	7.875% due 9/1/21	645,437
200,000	8.750% due 3/15/32	243,000
900,000	Senior Notes, 7.625% due 7/15/19	994,500
	Total Oil, Gas & Consumable Fuels	13,253,935

Paper & Forest Products — 2.6%
	Abitibi-Consolidated Inc.:
550,000	Debentures, 8.850% due 8/1/30	486,062
525,000	Notes, 7.750% due 6/15/11	498,094
	Appleton Papers Inc.:
450,000	Senior Notes, 8.125% due 6/15/11	453,375
150,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	145,125
325,000	Blue Ridge Paper Products Inc., Senior Secured Notes, 9.500% due 12/15/08	284,375
900,000	Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14	859,500
45,000	Bowater Canada Finance Corp., Notes, 7.950% due 11/15/11	44,325
	Buckeye Technologies Inc.:
300,000	Senior Notes, 8.500% due 10/1/13	306,750
	Senior Subordinated Notes:
260,000	9.250% due 9/15/08	261,300
275,000	8.000% due 10/15/10	270,188
550,000	Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11	547,250
650,000	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	568,750
425,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	393,125
	Total Paper & Forest Products	5,118,219

Personal Products — 0.7%
	Del Laboratories Inc.:
100,000	Senior Secured Notes, 9.680% due 11/1/11 (a)(d)	102,500
475,000	Senior Subordinated Notes, 8.000% due 2/1/12	393,656
850,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11	894,625
	Total Personal Products	1,390,781

See Notes to Financial Statements.

24 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Pharmaceuticals — 0.8%
$300,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	$296,250
950,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	935,750
425,000	Warner Chilcott Corp., Senior Subordinated Notes, 8.750% due 2/1/15 (a)	419,688
	Total Pharmaceuticals	1,651,688

Real Estate — 2.4%
292,000	CB Richard Ellis Services Inc., Senior Notes, 9.750% due 5/15/10	318,280
1,100,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	1,221,000
	Host Marriott LP, Senior Notes:
1,000,000	7.125% due 11/1/13	1,037,500
825,000	Series O, 6.375% due 3/15/15	827,062
	MeriStar Hospitality Corp., Senior Notes:
350,000	9.000% due 1/15/08	372,750
350,000	9.125% due 1/15/11	407,750
90,000	Omega Healthcare Investors Inc., Senior Notes, 7.000% due 4/1/14 (a)	91,688
360,000	Omega Healthcare Investors Inc., Senior Notes, 7.000% due 4/1/14	366,750
	Total Real Estate	4,642,780

Road & Rail — 0.1%
236,000	Horizon Lines, LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	250,750

Semiconductors & Semiconductor Equipment — 0.7%
	Amkor Technology Inc.:
	Senior Notes:
700,000	9.250% due 2/15/08	714,000
450,000	7.125% due 3/15/11	425,250
150,000	Senior Subordinated Notes, 10.500% due 5/1/09	150,000
	Total Semiconductors & Semiconductor Equipment	1,289,250

Specialty Retail — 1.7%
500,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	522,500
775,000	CSK Auto Inc., Senior Subordinated Notes, 7.000% due 1/15/14	732,375
370,000	Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (b)(c)(e)	0
625,000	General Nutrition Centers Inc., Senior Subordinated Notes, 8.500% due 12/1/10	589,062
489,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	534,844
650,000	Jo Ann Stores Inc., Senior Subordinated Notes, 7.500% due 3/1/12	549,250
350,000	PETCO Animal Supplies Inc., Senior Subordinated Notes, 10.750% due 11/1/11	378,875
	Total Specialty Retail	3,306,906

Textiles, Apparel & Luxury Goods — 1.1%
	Levi Strauss & Co., Senior Notes:
175,000	9.280% due 4/1/12 (d)	181,562
125,000	12.250% due 12/15/12	143,438
1,000,000	9.750% due 1/15/15	1,070,000
425,000	Quiksilver Inc., Senior Notes, 6.875% due 4/15/15	412,250
350,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	337,750
125,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	75,625
	Total Textiles, Apparel & Luxury Goods	2,220,625

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 25

Schedules of Investments (February 28, 2006) (continued)

Face Amount	Security	Value
Trading Companies & Distributors — 0.2%
$500,000	UAP Holding Corp., Senior Discount Notes, step bond to yield 10.747% due 7/15/12	$448,750

Wireless Telecommunication Services — 2.8%
850,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	901,000
65,000	American Towers Inc., Senior Subordinated Notes, 7.250% due 12/1/11	68,575
250,000	Centennial Communications Corp., Senior Notes, 10.000% due 1/1/13 (a)	261,250
425,000	Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp., Senior Notes, 8.125% due 2/1/14	435,625
	Nextel Communications Inc., Senior Notes:
2,385,000	Series D, 7.375% due 8/1/15	2,524,208
65,000	Series E, 6.875% due 10/31/13	68,103
	SBA Communications Corp.:
359,000	Senior Discount Notes, step bond to yield 9.053% due 12/15/11	341,947
114,000	Senior Notes, 8.500% due 12/1/12	125,970
675,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	745,875
	Total Wireless Telecommunication Services	5,472,553
	TOTAL CORPORATE BONDS & NOTES (Cost — $174,298,794)	172,963,032

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
370,387	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (b)(c)(e) (Cost — $376,176)	0

Shares
COMMON STOCKS — 2.7%
CONSUMER DISCRETIONARY — 1.2%
Household Durables — 0.2%
1,594,550	Home Interiors of Gifts Inc. (b)(e)	430,529
2,998	Mattress Discounters Corp. (b)(e)*	0
	Total Household Durables	430,529

Media — 1.0%
19,501	Liberty Global Inc., Series A Shares *	396,065
19,501	Liberty Global Inc., Series C Shares *	378,319
18,350	NTL Inc. *	1,208,348
	Total Media	1,982,732
	TOTAL CONSUMER DISCRETIONARY	2,413,261

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
172	Imperial Sugar Co.	4,506

See Notes to Financial Statements.

26 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Schedules of Investments (February 28, 2006) (continued)

Shares	Security	Value
INDUSTRIALS — 0.0%
Commercial Services & Supplies — 0.0%
8,621	Continental AFA Dispensing Co. (b)(e)*	$47,416

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
4,055	Axiohm Transaction Solutions Inc. (b)(e)*	0

MATERIALS — 0.1%
Chemicals — 0.1%
9,957	Applied Extrusion Technologies Inc., Class A Shares *	87,124

TELECOMMUNICATION SERVICES — 1.4%
Diversified Telecommunication Services — 0.4%
32,887	NTL Inc. (f)*	784,355

Wireless Telecommunication Services — 1.0%
59,563	American Tower Corp., Class A Shares *	1,895,890
	TOTAL TELECOMMUNICATION SERVICES	2,680,245

UTILITIES — 0.0%
Independent Power Producers & Energy Traders — 0.0%
1,275	Mirant Corp. *	31,365

	TOTAL COMMON STOCKS (Cost — $4,538,628)	5,263,917

ESCROWED SHARES (c)(e)*— 0.0%
375,000	Breed Technologies Inc. (b)	0
375,000	Pillowtex Corp.	0
264,806	Vlasic Foods International Inc. (b)	5,296
	TOTAL ESCROWED SHARES (Cost — $0)	5,296

PREFERRED STOCK* — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Auto Components — 0.1%
30,000	Delphi Trust I, 8.250%, Cumulative Trust Preferred Securities	174,000

FINANCIALS — 0.0%
Diversified Financial Services (b)(e) — 0.0%
439	TCR Holdings Corp., Class B Shares	1
241	TCR Holdings Corp., Class C Shares	0
636	TCR Holdings Corp., Class D Shares	1
1,316	TCR Holdings Corp., Class E Shares	1
	TOTAL FINANCIALS	3
	TOTAL PREFERRED STOCK (Cost — $798,157)	174,003

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 27

Schedules of Investments (February 28, 2006) (continued)

Warrants	Security	Value
WARRANTS — 0.1%
315	American Tower Corp., Class A Shares, Expires 8/1/08 (a)*	$141,350
250	Brown Jordan International Inc., Expires 8/15/07 (a)(b)*	2
803,849	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (b)(e)*	3
200	Leap Wireless International Inc., Expires 4/15/10 (a)(b)(e)*	0
500	Mattress Discounters Co., Expires 7/15/07 (a)(b)(e)*	0
2,521	Pillowtex Corp., Expires 11/24/09 (b)(e)*	25
	TOTAL WARRANTS (Cost — $38,940)	141,380
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $180,050,695)	178,547,628

Face Amount
SHORT-TERM INVESTMENTS — 6.7%
Repurchase Agreements — 6.7%
$3,056,000	Interest in $460,617,000 joint tri-party repurchase agreement dated 2/28/06 with Morgan Stanley, 4.560% due 3/1/06; Proceeds at maturity — $3,056,387; (Fully collateralized by various U.S. government agency obligations 0.000% to 6.375% due 8/1/11 to 10/15/28; Market value — $3,120,969)	3,056,000
5,000,000	Interest in $597,866,000 joint tri-party repurchase agreement dated 2/28/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.550% due 3/1/06; Proceeds at maturity — $5,000,632; (Fully collateralized by various U.S. Treasury Bills, 0.000% due 4/13/06 to 7/20/06; Market value — $5,100,032)	5,000,000
5,000,000	Interest in $598,216,000 joint tri-party repurchase agreement dated 2/28/06 with Deustche Bank Securities Inc., 4.560% due 3/1/06; Proceeds at maturity — $5,000,633; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.875% due 4/21/06 to 12/11/20; Market value — $5,100,005)	5,000,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $13,056,000)	13,056,000
	TOTAL INVESTMENTS — 98.1% (Cost — $193,106,695#)	191,603,628
	Other Assets in Excess of Liabilities — 1.9%	3,779,876
	TOTAL NET ASSETS — 100.0%	$195,383,504

*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.
(c)	Security is currently in default.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2006.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	Name changed on March 6, 2006 from Telewest Global Inc. to NTL Inc.
#	Aggregate cost for federal income tax purposes is $193,258,400.

See Notes to Financial Statements.

28 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Schedules of Investments (February 28, 2006)

EMERGING MARKETS DEBT FUND

Face Amount†		Security	Value
SOVEREIGN BONDS — 85.2%
Argentina — 4.6%
		Republic of Argentina:
425,000	EUR	9.000% due 6/20/03 (a)	$164,032
950,000	DEM	7.000% due 3/18/04 (a)	188,194
325,000	DEM	11.250% due 4/10/06 (a)	66,116
1,000,000	EUR	10.250% due 1/26/07 (a)	402,350
1,525,000	EUR	8.000% due 2/26/08 (a)	597,677
3,390,084	ARS	Discount Bonds, 5.830% due 12/31/33 (b)(c)	1,368,846
		GDP-Linked Securities:
9,470,522	ARS	0.000% due 12/15/35 (c)	200,418
725,000	EUR	0.000% due 12/15/35 (c)	66,120
535,000		0.000% due 12/15/35 (c)	41,329
		Medium-Term Notes:
500,000	EUR	7.000% due 3/18/04 (a)	193,724
2,280,000,000	ITL	10.000% due 1/3/07 (a)	475,532
933,000	EUR	8.750% due 2/4/49 (a)	369,832
535,000		Par Bonds, step bond to yield 1.330% due 12/31/38	215,872
		Total Argentina	4,350,042

Brazil — 18.7%
		Federative Republic of Brazil:
2,305,000		7.875% due 3/7/15	2,587,939
		Collective Action Securities:
5,920,000		8.000% due 1/15/18	6,639,280
1,595,000		8.750% due 2/4/25	1,937,925
6,320,410		DCB, Series L, 5.250% due 4/15/12 (c)	6,321,990
		Total Brazil	17,487,134

Bulgaria — 1.5%
1,175,000		Republic of Bulgaria, 8.250% due 1/15/15 (d)	1,410,000

Chile — 1.5%
		Republic of Chile:
225,000		7.125% due 1/11/12	247,067
225,000		5.500% due 1/15/13	229,675
950,000		Collective Action Securities, 5.060% due 1/28/08 (c)	955,890
		Total Chile	1,432,632

China — 0.4%
430,000		People’s Republic of China, 4.750% due 10/29/13	421,162

Colombia — 4.9%
		Republic of Colombia:
150,000		10.750% due 1/15/13	192,375
665,000		8.125% due 5/21/24	779,048

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 29

Schedules of Investments (February 28, 2006) (continued)

Face Amount†	Security	Value
Colombia — 4.9% (continued)
1,280,000	10.375% due 1/28/33	$1,868,800
1,140,000	Medium-Term Notes, 11.750% due 2/25/20	1,706,580
	Total Colombia	4,546,803

Costa Rica — 0.3%
250,000	Republic of Costa Rica, 8.050% due 1/31/13 (d)	274,375

Ecuador — 1.3%
1,260,000	Republic of Ecuador, step bond to yield 9.000% due 8/15/30	1,249,920

El Salvador — 1.7%
	Republic of El Salvador:
1,120,000	7.750% due 1/24/23 (d)	1,269,800
240,000	8.250% due 4/10/32	282,000
	Total El Salvador	1,551,800

Malaysia — 2.3%
	Federation of Malaysia:
350,000	8.750% due 6/1/09	387,060
1,600,000	7.500% due 7/15/11	1,770,584
	Total Malaysia	2,157,644

Mexico — 13.7%
	United Mexican States:
1,515,000	11.375% due 9/15/16	2,229,322
1,725,000	8.125% due 12/30/19	2,139,000
	Medium-Term Notes, Series A:
3,910,000	6.375% due 1/16/13	4,125,050
2,640,000	6.625% due 3/3/15	2,865,720
1,075,000	8.000% due 9/24/22	1,333,000
150,000	Series XW, 10.375% due 2/17/09	171,188
	Total Mexico	12,863,280

Panama — 2.9%
	Republic of Panama:
850,000	7.250% due 3/15/15	917,362
175,000	8.875% due 9/30/27	220,063
270,000	9.375% due 4/1/29	354,375
778,000	6.700% due 1/26/36	793,560
458,172	PDI, 5.563% due 7/17/16 (c)	452,445
	Total Panama	2,737,805

Peru — 5.9%
	Republic of Peru:
75,000	9.125% due 2/21/12	86,887
455,000	9.875% due 2/6/15	566,475
430,000	8.750% due 11/21/33	522,450
2,704,800	FLIRB, 5.000% due 3/7/17 (c)	2,637,180

See Notes to Financial Statements.

30 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Schedules of Investments (February 28, 2006) (continued)

Face Amount†	Security	Value
Peru — 5.9% (continued)
	Global Bonds:
180,000	8.375% due 5/3/16	$208,800
950,000	7.350% due 7/21/25	1,004,625
492,000	PDI, 5.000% due 3/7/17 (c)	482,160
	Total Peru	5,508,577

Philippines — 4.5%
	Republic of the Philippines:
425,000	8.375% due 2/15/11	461,635
275,000	8.250% due 1/15/14	298,375
375,000	8.875% due 3/17/15	425,625
400,000	9.375% due 1/18/17	466,480
1,530,000	Global Bonds, 10.625% due 3/16/25	1,989,000
500,000	Senior Notes, 9.500% due 2/2/30	599,375
	Total Philippines	4,240,490

Poland — 1.0%
915,000	Republic of Poland, 5.250% due 1/15/14	921,291

Russia — 4.8%
	Russian Federation:
340,000	8.250% due 3/31/10 (d)	359,763
1,885,000	11.000% due 7/24/18	2,789,800
310,000	12.750% due 6/24/28 (d)	574,275
675,000	Step bond to yield 5.000% due 3/31/30 (d)	762,750
	Total Russia	4,486,588

South Africa — 1.5%
	Republic of South Africa:
75,000	9.125% due 5/19/09	83,625
1,200,000	6.500% due 6/2/14	1,297,500
	Total South Africa	1,381,125

Turkey — 7.0%
	Republic of Turkey:
75,000	11.750% due 6/15/10	91,875
375,000	11.500% due 1/23/12	477,656
250,000	11.000% due 1/14/13	320,938
600,000	7.250% due 3/15/15	642,750
850,000	7.000% due 6/5/20	882,937
750,000	11.875% due 1/15/30	1,190,625
	Collective Action Securities:
900,000	9.500% due 1/15/14	1,085,625
1,700,000	7.375% due 2/5/25	1,816,875
	Total Turkey	6,509,281

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 31

Schedules of Investments (February 28, 2006) (continued)

Face Amount†	Security		Value
Ukraine — 1.2%
		Republic of Ukraine:
625,000		8.235% due 8/5/09 (c)(d)	$675,000
420,000		7.650% due 6/11/13 (d)	453,600
		Total Ukraine	1,128,600

Uruguay — 1.1%
		Republic of Uruguay, Benchmark Bonds:
400,000		7.500% due 3/15/15	426,000
556,015		7.875% due 1/15/33 (b)	597,716
		Total Uruguay	1,023,716

Venezuela — 4.4%
		Bolivarian Republic of Venezuela:
525,000		5.375% due 8/7/10	513,844
2,577,000		8.500% due 10/8/14	2,937,780
400,000		7.650% due 4/21/25	436,500
175,000		Collective Action Securities, 10.750% due 9/19/13	221,287
		Total Venezuela	4,109,411
		TOTAL SOVEREIGN BONDS (Cost — $73,360,499)	79,791,676

CORPORATE BONDS & NOTES — 10.3%
Chile — 0.4%
400,000		Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (d)	404,913

Malaysia — 0.4%
300,000		Petronas Capital Ltd., 7.875% due 5/22/22 (d)	372,135

Mexico — 5.1%
		Pemex Project Funding Master Trust:
350,000		8.500% due 2/15/08	370,913
625,000		9.125% due 10/13/10	720,312
100,000		8.000% due 11/15/11	111,500
775,000		7.375% due 12/15/14	864,125
		Guaranteed Bonds:
1,200,000		9.250% due 3/30/18	1,533,000
525,000		9.500% due 9/15/27	717,938
5,000,000	MXN	Telefonos de Mexico SA de CV, 8.750% due 1/31/16 (c)	485,443
		Total Mexico	4,803,231

Russia — 4.4%
3,125,000		Gaz Capital SA, 8.625% due 4/28/34 (d)	4,062,500
		TOTAL CORPORATE BONDS & NOTES (Cost — $9,166,577)	9,642,779

See Notes to Financial Statements.

32 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Schedules of Investments (February 28, 2006) (continued)

Warrants	Security	Value
WARRANTS — 0.4%
4,820	Bolivarian Republic of Venezuela, Expires 4/15/20*	$154,240
17,000	United Mexican States, Series XW5, Expires 11/9/06*	60,350
14,000	United Mexican States, Series XW10, Expires 10/10/06*	65,100
12,000	United Mexican States, Series XW20, Expires 9/1/06*	96,000
	TOTAL WARRANTS (Cost — $124,250)	375,690

Contracts
PURCHASED OPTIONS — 0.1%
2,000,000	EUR	Argentina, Call @ $30.00, expires 8/22/06	41,725
2,000,000	EUR	Argentina, Call @ $30.00, expires 9/27/06	41,725
		TOTAL PURCHASED OPTIONS (Cost — $171,386)	83,450
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $82,822,712)	89,893,595

Face Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreements — 2.3%
$1,000,000	Interest in $597,866,000 joint tri-party repurchase agreement dated 2/28/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.550% due 3/1/06; Proceeds at maturity —- $1,000,126; (Fully collateralized by various U.S. Treasury Bills, 0.000% due 4/13/06 to 7/20/06; Market value — $1,020,006)	1,000,000
1,127,000	Interest in $598,216,000 joint tri-party repurchase agreement dated 2/28/06 with Deutsche Bank Securites Inc., 4.560% due 3/1/06; Proceeds at maturity — $1,127,143; (Fully Collateralized by various U.S. government agency obligations, 0.000% to 6.875% due 4/21/06 to 12/11/20; Market Value — $1,149,541)	1,127,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,127,000)	2,127,000
	TOTAL INVESTMENTS — 98.3% (Cost — $84,949,712#)	92,020,595
	Other Assets in Excess of Liabilities — 1.7%	1,609,441
	TOTAL NET ASSETS — 100.0%	$93,630,036

*            Non-income producing security.

†             Face amount denominated in U.S. dollars, unless otherwise noted.

(a)     Security is currently in default.

(b)    Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)     Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2006.

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 33

Schedules of Investments (February 28, 2006) (continued)

(d)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#            Aggregate cost for federal income tax purposes is $85,265,492.

Abbreviations used in this schedule:
ARS	–	Argentine Peso
DCB	–	Debt Conversion Bond
DEM	–	German Mark
EUR	–	Euro
FLIRB	–	Front-Loaded Interest Reduction Bonds
GDP	–	Gross Domestic Product
ITL	–	Italian Lira
MXN	–	Mexican Peso
PDI	–	Past Due Interest

See Notes to Financial Statements.

34 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Statements of Assets and Liabilities (February 28, 2006)

	High Yield Bond Fund	Emerging Markets Debt Fund
ASSETS:
Investments, at cost	$193,106,695	$84,949,712
Investments, at value	$191,603,628	$92,020,595
Cash	—	1,461
Interest receivable	3,465,690	1,424,230
Receivable for securities sold	185,451	724,388
Receivable for Fund shares sold	337,606	22,469
Prepaid expenses	6,821	3,916
Total Assets	195,599,196	94,197,059
LIABILITIES:
Payable for Fund shares repurchased	121,838	—
Investment management fee payable	8,472	7,370
Directors’ fees payable	2,500	2,500
Due to custodian	1,186	—
Payable for securities purchased	—	476,682
Accrued expenses	81,696	80,471
Total Liabilities	215,692	567,023
Total Net Assets	$195,383,504	$93,630,036

NET ASSETS:
Par value (Note 5)	$28,016	$14,654
Paid-in capital in excess of par value	200,415,602	85,347,971
Undistributed net investment income	1,679,556	534,047
Accumulated net realized gain (loss) on investments, swap contracts and foreign currency transactions	(5,236,603)	662,530
Net unrealized appreciation (depreciation) on investments and foreign currencies	(1,503,067)	7,070,834
Total Net Assets	$195,383,504	$93,630,036

Shares Outstanding	28,016,085	14,653,968

Net Asset Value	$6.97	$6.39

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 35

Statements of Operations (For the year ended February 28, 2006)

	High Yield Bond Fund	Emerging Markets Debt Fund
INVESTMENT INCOME:
Interest	$13,418,842	$5,738,085
Dividends	63,235	46,355
Income from securities lending	—	57,675
Total Investment Income	13,482,077	5,842,115
EXPENSES:
Investment management fee (Note 2)	899,763	593,720
Shareholder reports	91,723	46,653
Administration fees (Note 2)	63,919	30,496
Custody fees	52,133	42,005
Audit and tax	50,477	47,704
Directors’ fees	32,802	25,319
Registration fees	24,093	22,556
Legal fees	23,954	23,629
Insurance	4,928	2,705
Transfer agent fees	145	472
Miscellaneous expenses	14,383	7,425
Total Expenses	1,258,320	842,684
Less: Investment management fee waivers (Note 2)	(298,844)	(220,455)
Net Expenses	959,476	622,229
Net Investment Income	12,522,601	5,219,886
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	1,211,217	6,172,722
Swap contracts	—	40,621
Foreign currency transactions	(5,720)	(3,914)
Net Realized Gain	1,205,497	6,209,429
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(6,167,457)	382,322
Foreign currencies	—	(49)
Change in Net Unrealized Appreciation/Depreciation	(6,167,457)	382,273
Net Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions	(4,961,960)	6,591,702
Increase in Net Assets From Operations	$7,560,641	$11,811,588

See Notes to Financial Statements.

36 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Statements of Changes in Net Assets (For the years ended February 28,)

High Yield Bond Fund	2006	2005
OPERATIONS:
Net investment income	$12,522,601	$9,608,813
Net realized gain	1,205,497	1,845,252
Change in net unrealized appreciation/depreciation	(6,167,457)	2,205,119
Increase in Net Assets From Operations	7,560,641	13,659,184
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 and 6):
Net investment income	(12,300,018)	(9,300,464)
Decrease in Net Assets From Distributions to Shareholders	(12,300,018)	(9,300,464)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	90,999,915	70,978,715
Reinvestment of distributions	7,767,515	4,156,712
Cost of shares repurchased	(42,074,324)	(55,386,038)
Increase in Net Assets From Fund Share Transactions	56,693,106	19,749,389
Increase in Net Assets	51,953,729	24,108,109

NET ASSETS:
Beginning of year	143,429,775	119,321,666
End of year*	$195,383,504	$143,429,775

* Includes undistributed net investment income of:	$1,679,556	$1,462,693

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 37

Statements of Changes in Net Assets (For the years ended February 28,)

Emerging Markets Debt Fund	2006	2005
OPERATIONS:
Net investment income	$5,219,886	$4,389,310
Net realized gain	6,209,429	4,259,543
Change in net unrealized appreciation/depreciation	382,273	2,979,673
Increase in Net Assets From Operations	11,811,588	11,628,526
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 and 6):
Net investment income	(5,750,004)	(4,299,919)
Net realized gains	(7,692,286)	(2,932,790)
Decrease in Net Assets From Distributions to Shareholders	(13,442,290)	(7,232,709)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	29,272,296	48,440,733
Reinvestment of distributions	13,403,966	7,112,750
Cost of shares repurchased	(20,203,453)	(27,990,302)
Increase in Net Assets From Fund Share Transactions	22,472,809	27,563,181
Increase in Net Assets	20,842,107	31,958,998
NET ASSETS:
Beginning of year	72,787,929	40,828,931
End of year*	$93,630,036	$72,787,929

* Includes undistributed net investment income of:	$534,047	$701,531

See Notes to Financial Statements.

38 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

High Yield Bond Fund(1)	2006	2005	2004(2)	2003	2002
Net Asset Value, Beginning of Year	$7.18	$6.95	$6.21	$6.10	$6.44
Income (Loss) From Operations:
Net investment income	0.51	0.53	0.57	0.57	0.59
Net realized and unrealized gain (loss)	(0.26)	0.23	0.85	0.06	(0.46)
Total Income From Operations	0.25	0.76	1.42	0.63	0.13
Less Distributions From:
Net investment income	(0.46)	(0.53)	(0.68)	(0.52)	(0.47)
Total Distributions	(0.46)	(0.53)	(0.68)	(0.52)	(0.47)
Net Asset Value, End of Year	$6.97	$7.18	$6.95	$6.21	$6.10
Total Return(3)	3.68%	10.95%	23.37%	10.52%	2.14%
Net Assets, End of Year (000s)	$195,384	$143,430	$119,322	$92,541	$66,330
Ratios to Average Net Assets:
Gross expenses	0.72%	0.72%	0.79%	0.75%	0.74%
Net expenses(4)(5)	0.55	0.55	0.55	0.55	0.55
Net investment income	7.15	7.52	8.38	9.15	9.09
Portfolio Turnover Rate	28%	39%	79%	45%	59%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.55%.
(5)	The investment manager voluntarily waived a portion of its fees. This waiver may be reduced or terminated at any time.

See Notes to Financial Statements.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 39

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Emerging Markets Debt Fund	2006	2005(1)	2004(1)(2)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$6.58	$6.27	$6.61	$6.71	$6.39
Income (Loss) From Operations:
Net investment income	0.42	0.45	0.56	0.65	0.69(3)
Net realized and unrealized gain	0.51	0.47	1.02	0.10	0.20(3)
Total Income From Operations	0.93	0.92	1.58	0.75	0.89
Less Distributions From:
Net investment income	(0.48)	(0.36)	(0.75)	(0.85)	(0.57)
Net realized gains	(0.64)	(0.25)	(1.17)	—	—
Total Distributions	(1.12)	(0.61)	(1.92)	(0.85)	(0.57)
Net Asset Value, End of Year	$6.39	$6.58	$6.27	$6.61	$6.71
Total Return(4)	14.95%	14.89%	24.92%	12.10%	14.50%
Net Assets, End of Year (000s)	$93,630	$72,788	$40,829	$56,105	$105,691
Ratios to Average Net Assets:
Gross expenses	1.01%	1.04%	1.13%	0.95%	0.92%
Net expenses(5)(6)	0.75	0.75	0.75	0.75	0.75
Net investment income	6.27	6.95	8.07	10.10	10.64(3)
Portfolio Turnover Rate	104%	157%	134%	178%	186%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)

Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended February 28, 2002, the ratio of net investment income to average net assets would have been 10.68%. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(4)	Performance figures reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.75%.
(6)	The investment manager voluntarily waived a portion of its fees. This waiver may be reduced or terminated at any time.

See Notes to Financial Statements.

40 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Institutional High Yield Bond Fund (“High Yield Bond Fund”) and Salomon Brothers Institutional Emerging Markets Debt Fund (“Emerging Markets Debt Fund”), a non-diversified fund, (the “Funds”) are separate investment funds of the Salomon Brothers Institutional Series Funds Inc (“Series”). The Series is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end investment company incorporated in Maryland on January 19, 1996.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 41

Notes to Financial Statements (continued)

market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit Default Swaps. The Funds may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Funds are required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided

42 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Notes to Financial Statements (continued)

that no event of default has occurred. If no default occurs, the Funds keep the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Funds function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Funds receive the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Funds make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations. For a credit default swap sold by the Funds, payment of the agreed upon amount made by the Funds in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Funds, the agreed upon amount received by the Funds in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Funds.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(g) Credit and Market Risk. The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Other Risks. Consistent with their objective to seek high current income, the Funds may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 43

Notes to Financial Statements (continued)

(i) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Expenses. Direct expenses are charged to the Funds; general expenses of the Series are allocated to the Funds based on each Fund’s relative net assets.

(k) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

During the current year, the following reclassifications have been made:

	Undistributed	Accumulated Net
	Net Investment	Realized
Fund	Income	Gain (Loss)
High Yield Bond Fund(a)	$(5,720)	$5,720
Emerging Markets Debt Fund(b)	362,634	(362,634)

(a)          Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(b)         Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of credit default swap contracts.

2. Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment adviser, Salomon Brothers Asset Management Inc (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing management and administrative contracts to terminate. The Funds’ shareholders approved new investment management contracts between the Funds and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to December 1, 2005, the Funds paid the Manager a fee calculated at an annual rate of 0.50% for the High Yield Bond Fund, and 0.70% for the Emerging Markets Debt Fund of each Fund’s average daily net assets.

44 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Notes to Financial Statements (continued)

Under the new Investment Management agreement the Funds pay the Manager a management fee calculated at an annual rate of 0.55% for the High Yield Bond Fund, and 0.75% for the Emerging Markets Debt Fund of each Fund’s average daily net assets.

Prior to December 1, 2005, Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, acted as the Funds’ administrator. For the period from March 1, 2005 through November 30, 2005, the Funds paid administration fees calculated daily and payable monthly at the annual rate of 0.05% of each Fund’s respective average daily net assets. Effective December 1, 2005, the administration agreements were terminated.

During the year ended February 28, 2006, the High Yield Bond Fund and Emerging Markets Debt Fund had voluntary expense limitations in place of 0.55% and 0.75%, resulting in waived management fees of $298,844 and $220,455, respectively.

The Funds’ Board has appointed the Funds’ current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Funds. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Certain officers and one Director of the Funds are employees of Legg Mason or its affiliates and do not receive compensation from the Funds.

3. Investments

During the year ended February 28, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
High Yield Bond Fund	$93,623,529	$45,028,498
Emerging Markets Debt Fund	97,861,294	84,055,139

At February 28, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/depreciation
High Yield Bond Fund	$6,455,152	$(8,109,924)	$(1,654,772)
Emerging Markets Debt Fund	7,113,008	(357,905)	6,755,103

4. Line of Credit

The Funds, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 45

Notes to Financial Statements (continued)

daily unused portion of the line of credit. For the year ended February 28, 2006, the commitment fee allocated to the High Yield Bond Fund and Emerging Markets Debt Fund was $9,493 and $3,385, respectively. Since the line of credit was established, there have been no borrowings.

5. Capital Shares

At February 28, 2006, the Series Fund had 10,000,000,000 shares of authorized capital stock, with par value of $0.001 per share.

Transaction in Fund shares for the periods indicated were as follows:

High Yield Bond Fund	Year Ended February 28, 2006	Year Ended February 28, 2005
Shares sold	12,882,029	10,003,277
Shares issued on reinvestment	1,143,964	585,452
Shares repurchased	(5,980,499)	(7,776,318)
Net Increase	8,045,494	2,812,411

Emerging Markets Debt Fund	Year Ended February 28, 2006	Year Ended February 28, 2005
Shares sold	4,335,455	7,795,704
Shares issued on reinvestment	2,204,600	1,107,905
Shares repurchased	(2,944,453)	(4,351,931)
Net Increase	3,595,602	4,551,678

6. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Funds have made the following distributions:

			Ordinary	Short-Term	Long-Term
	Record Date	Payable Date	Income	Capital Gain	Capital Gain
High Yield Bond Fund	3/20/2006	3/21/2006	$0.085483	$—	$—
Emerging Markets Debt Fund	3/20/2006	3/21/2006	$0.051479	$0.037235	$0.029915

The tax character of distributions paid during the fiscal year ended February 28, 2006 were as follows:

	High Yield	Emerging Markets
	Bond Fund	Debt Fund
Distributions paid from:
Ordinary Income	$12,300,018	$9,219,836
Net Long-term Capital Gains	—	4,222,454
Total Distributions Paid	$12,300,018	$13,442,290

46 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2005 were as follows:

	High Yield	Emerging Markets
	Bond Fund	Debt Fund
Distributions paid from:
Ordinary Income	$9,300,464	$5,400,756
Net Long-term Capital Gains	—	1,831,953
Total Distributions Paid	$9,300,464	$7,232,709

As of February 28, 2006, the components of accumulated earnings on a tax basis were as follows:

	High Yield		Emerging Markets
	Bond Fund		Debt Fund
Undistributed ordinary income — net	$1,760,101		$1,076,529
Undistributed long-term capital gains — net	—		435,828
Total Undistributed Earnings	1,760,101		1,512,357

Capital loss carryforward*	(5,084,898)		—
Other book/tax temporary differences	(80,545	)(a)	—
Unrealized appreciation/(depreciation)	(1,654,772	)(b)	6,755,054 (c)
Total Accumulated earnings / (losses) — net	$(5,060,114)		$8,267,411

*                 During the taxable year ended February 28, 2006, High Yield Bond Fund utilized $1,352,916, of its capital loss carryover available from prior years. As of February 28, 2006, the High Yield Bond Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2010	$(1,662,002)
2/28/2011	(3,422,896)
$(5,084,898)

These amounts will be available to offset any future taxable capital gains.

(a)          Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)         The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)          The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 47

Notes to Financial Statements (continued)

agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board approved new transfer agent contracts for the Funds and the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

These Funds are not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore have not received and will not receive any portion of the distributions.

48 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Notes to Financial Statements (continued)

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 49

Notes to Financial Statements (continued)

As of the date of this report, the Funds’ investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

9. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Funds or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

10. Subsequent Event

The Funds satisfied a redemption request on March 28, 2006 with a transfer of securities and cash totaling $68,609,208 and $47,928,868 for the High Yield Bond Fund and the Emerging Markets Debt Fund, respectively. The Funds accounted for the transactions as a sale of securities.

50 Salomon Brothers Institutional Series Funds Inc 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Salomon Brothers Institutional Series Funds Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund, each a series of Salomon Brothers Institutional Series Funds Inc, as of February 28, 2006, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended February 28, 2005 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated April 21, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund as of February 28, 2006, and the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 19, 2006

Salomon Brothers Institutional Series Funds Inc 2006 Annual Report 51

Board Approval of Management Agreement
(unaudited)

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Funds’ then current advisory and administrative agreements (the “Prior Agreements”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Funds’ Board approved a new management agreement between the Funds and the Manager (the “New Management Agreement”) and authorized the Funds’ officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board who are not “interested persons” of the Funds or the Manager as defined in the 1940 Act (the “Independent Board Members”) discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At meetings held on August 12, 2005, the Funds’ Board, including a majority of the Independent Board Members approved the New Management Agreement to take effect upon closing of the Transaction. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction. The additional information was provided in advance of and at the August meeting. Representatives of CAM and Legg Mason made presentations to and responded to questions from the Independent Board Members. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings and received a memorandum from their counsel outlining, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

In their deliberations concerning the New Management Agreement, among other things, the Independent Board Members considered the need to assure continuity of investment advisory services to the Funds after the Transactions and:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

52 Salomon Brothers Institutional Series Funds Inc

Board Approval of Management Agreement
(unaudited)

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Independent Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the manager or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Manager, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on the Funds’ shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Funds as investment products, and the potential benefits to the Funds’ shareholders from this and other third-party distribution access;

(ix) the potential benefits to the Funds’ shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Funds if Citigroup-affiliated broker-dealers remain principal underwriters of the Funds after the closing of the Transaction;

Salomon Brothers Institutional Series Funds Inc 53

Board Approval of Management Agreement
(unaudited)

(xii) the fact that the Funds’ total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the Prior Agreements, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Funds would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Funds would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Funds (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, in July 2005 the Board had performed a full annual review of the Prior Agreements as required by the 1940 Act(1). In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the Prior Agreements, and reached substantially the same conclusions.

(1)	The Board’s deliberations in connection with that review were disclosed in the Funds’ semi-annual report, a copy of which is available upon request.

54 Salomon Brothers Institutional Series Funds Inc

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Institutional Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling the Company’s transfer agent at 1-800-SALOMON.

Name, Address and Age	Position(s) Held with Company	Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1996	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1996	Retired; formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); Formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Avenue, NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

Salomon Brothers Institutional Series Funds Inc 55

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Company	Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President, Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds

Officers:
Andrew B. Shoup Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of Legg Mason; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Legg Mason; Formerly Head of International Funds Administration of Legg Mason or its predecessors (from 2001 to 2003); Director of Global Funds Administration of Legg Mason or its predecessors (from 2000 to 2001);

				N/A	N/A

Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason. Formerly Controller of certain mutual funds associated with Legg Mason	N/A	N/A

56 Salomon Brothers Institutional Series Funds Inc

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Company	Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Kevin Kennedy CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1954	Executive Vice President	Since 1996	Managing Director of SBAM	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (Since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Salomon Brothers Institutional Series Funds Inc 57

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Company	Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Wendy S. Setnicka Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason & Co., LLC (since 2003); Controller of certain mutual funds associated with Legg Mason; Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager with CAM (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor; Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*

Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

58 Salomon Brothers Institutional Series Funds Inc

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21 and November 15, 2005, Special Meetings of Shareholders were held for the following purposes: (1) to approve a new management agreement and (2) to elect Directors. The following table provides the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meetings of Shareholders.

1. Approval of New Management Agreement

Fund Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Emerging Markets Debt Fund	6,928,951.466	—	—	306,122.000

High Yield Bond Fund	11,907,892.693	171,463.000	1,411,269.339	176,580.000

2. Election of Directors(1)

Nominees	Votes For	Authority Withheld	Abstentions
Carol L. Colman	16,181,164.483	55,901.000	—
Daniel P. Cronin	16,184,165.483	52,900.000	—
Leslie H. Gelb	16,181,164.483	55,901.000	—
R. Jay Gerken	16,181,164.483	55,901.000	—
William R. Hutchinson	16,184,165.483	52,900.000	—
Riordan Roett	16,184,165.483	52,900.000	—
Jeswald W. Salacuse	16,184,165.483	52,900.000	—

(1)          Directors are elected by the shareholders of all of the series of the Company of which the Funds are a series.

Salomon Brothers Institutional Series Funds Inc 59

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2006:

Emerging Markets Debt Fund
Record Date:	12/8/2005
Payable Date:	12/9/2005

Long-Term Capital Gain Dividend	$0.350802

Please retain this information for your records.

60 Salomon Brothers Institutional Series Funds Inc

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Salomon Brothers Institutional Series Funds Inc

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA Chairman

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Andrew B. Shoup
Senior Vice President and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer and Treasurer

Kevin Kennedy
Executive Vice President

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers

Asset Management Inc

TELEPHONE

1-800-SALOMON, Toll Free

DISTRIBUTOR

Citigroup Global Markets Inc.
Legg Mason Investor

Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

DIVIDEND DISBURSING AND TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue
New York, New York
10017-3909

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

This report is transmitted to the shareholders of Salomon Brothers Institutional Series Funds Inc – High Yield Bond Fund and Emerging Markets Debt Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

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©2006 Legg Mason
Investors Services, LLC
Member NASD, SIPC

SAM0863 02/06  SR06-01

Salomon Brothers Institutional Series Funds Inc

The Funds are separate investment funds of the Salomon Brothers Institutional Series Funds Inc, a Maryland corporation.

HIGH YIELD BOND FUND

EMERGING MARKETS DEBT FUND

Salomon Brothers Asset Management

399 Park Avenue

New York, New York 10022

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Funds’ website at wwwleggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will be continue to be listed under the Fund’s former Salomon Brothers Institutional Series Funds Inc - High Yield Bond Fund and Emerging Markets Debt Fund names.

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended February 28, 2006. The aggregate fees billed in the last two fiscal years ending February 28, 2005 and February 28, 2006 (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $77,000 in 2005 and $70,000 in 2006. KPMG has not billed the Registrant for professional services rendered as of February 28, 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $8,500 in 2005 and $9,511 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Institutional Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $9,800 in 2005 and $10,054 in

2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of February 28, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Institutional Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public

Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Institutional Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Institutional Series Funds Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through February 28, 2005 and for the year ended February 28, 2006, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon Brothers Institutional Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Institutional Series Funds Inc. during the reporting period were $6.4 million and $2.7 million for the years ended February 28, 2005 and February 28, 2006, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Institutional Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Institutional Series Funds Inc. during the reporting period was $75,000 and $0 for the years ended February 28, 2005 and February 28, 2006, respectively.

Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Institutional Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Institutional Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)           Not applicable.

(b)           Attached hereto.

Exhibit 99.CERT                    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT              Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Institutional Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Institutional Series Funds Inc

Date: May 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Institutional Series Funds Inc

Date: May 10, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Institutional Series Funds Inc

Date: May 10, 2006